Exhibit 99.1

Michaels Stores, Inc. Reports Third Quarter Sales Results

IRVING, Texas — November 20, 2013 — Michaels Stores, Inc. (the “Company”) today reported unaudited sales results for the third quarter ended November 2, 2013.

•                  Same-store sales increased 7.9% driven by a 3.9% increase in transactions and a 3.8% increase in the Company’s average ticket and a 20 basis point positive impact from deferred custom framing revenue.

•                  Net sales increased 10.3% to $1.12 billion from $1.01 billion during the third quarter of fiscal 2012.

The Company also announced it is delaying its third quarter 2013 conference call and earnings release as it needs additional time to review the non-cash expense recorded for Stock Compensation under Accounting Standards Codification 718, Compensation — Stock Compensation (“ASC 718”), which provides guidance regarding the accounting for share-based compensation expense.

Irving, Texas-based Michaels Stores, Inc. is North America’s largest specialty retailer of arts, crafts, framing, floral, wall décor and seasonal merchandise for the hobbyist and do-it-yourself home decorator. As of November 2, 2013, the Company owns and operates 1,137 Michaels stores in 49 states and Canada and 122 Aaron Brothers stores, and produces 11 exclusive private brands including Recollections®, Studio Decor®, Bead Landing®, Creatology®, Ashland®, Celebrate It®, Art Minds®, Artist’s Loft®, Craft Smart®,  Loops & Threads® and Imagin8®. For more information visit www.michaels.com or www.facebook.com/Michaels or follow Michaels on Twitter and Pinterest @MichaelsStores.

This release may contain forward-looking statements that reflect our plans, estimates and beliefs. Any statements contained herein (including, but not limited to, statements to the effect that the Company or its management “plans,” “estimates,” “believes” and other similar expressions) that are not statements of historical fact should be considered forward-looking statements. Important factors that could cause actual results to differ materially from our expectations are more fully described in our other filings with the Securities and Exchange Commission. Specific examples of forward-looking statements include, but are not limited to, forecasts of same-store sales growth, operating income, planned capital expenditures, new store openings and other financial performance. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties and other factors include, but are not necessarily limited to: risks related to general economic conditions; risks related to our substantial indebtedness; our growth depends on our ability to open new stores; our reliance on foreign suppliers; damage to the reputation of the Michaels brand or our private and exclusive brands; significant increases in inflation or commodity prices such as petroleum, natural gas, electricity, steel, wood and paper may adversely affect our costs, including cost of merchandise; our suppliers may fail us; risks associated with the vendors from whom our products are sourced could materially adversely affect our revenue and gross profit; product recalls and/or product liability, as well as changes in product safety and other consumer protection laws; unexpected or unfavorable consumer responses to our promotional or merchandising programs could materially adversely affect our sales, operating results and cash flow; improvements to our supply chain may not be fully successful; changes in customer demand; our success will depend on how well we manage our business; competition, including internet-based competition, could negatively impact our business; failure to adequately maintain security and prevent unauthorized access to our electronic and other confidential information and data breaches could materially adversely affect our financial condition and operating results; we may be subject to information technology system failures or network disruptions, or our information systems may prove inadequate, resulting in damage to our reputation, business operations, and financial conditions; failure to attract or retain senior management could adversely affect our performance; a weak fourth quarter would materially adversely affect our operating results; changes in newspaper subscription rates may result in reduced exposure to our circular advertisements; changes in regulations or enforcement may adversely impact our business; our debt agreements contain restrictions that limit our flexibility in operating our business; disruptions in the capital markets could increase our costs of doing business; our real estate leases generally obligate us for long periods, which subjects us to various financial risks; we have co-sourced certain of our information technology, accounts payable, payroll, accounting and human resources functions and may co-source other administrative functions, which make us more dependent upon third parties; we are exposed to fluctuations in exchange rates between the U.S. and Canadian dollar, which is the functional currency of our Canadian subsidiaries; failure to attract and retain quality sales, distribution center or experienced buying and management personnel could adversely affect our performance; catastrophic events, including geo-political events and weather, may adversely impact our results; the interests of our indirect parent company and sponsors may conflict with the Company’s interests and the interests of our debt investors; and other factors as set forth in our prior filings with the Securities and Exchange Commission.  We intend these forward-looking statements to speak only as of the time of this release and do not undertake to update or revise them as more information becomes available.